Inventories	12 Months Ended
Jun. 30, 2025
Inventories [Abstract]
Inventories
11.	Inventories

	2025 $’000	2024 $’000
Raw materials and consumables	13,572	10,504
Work in progress	12,926	25,608
Finished goods	20,823	36,928
Total inventories	47,321	73,040
Comprising:
Current	47,321	73,040
Non-current	–	–

Recognition and measurement

Inventories are valued at the lower of cost and net realisable value. Cost is determined primarily on the basis of average cost. For processed inventories, cost is derived on an absorption costing basis. Cost comprises the cost of purchasing raw materials and the cost of production, including attributable overheads. Net realisable value is calculated as the estimated proceeds of sale, less an estimate of all further costs required to the stage of completion and all applicable marketing, selling and distribution costs to be incurred.

Raw materials and consumables

Raw materials and consumables represent spares, consumables and other supplies yet to be utilised in the production process, except where the raw materials purchased are equivalent products to those that the Group produces and would otherwise classify as work in progress.

(a)	Inventories recognised as an expense

Inventories totalling $264.7 million were recognised as an expense for the year ended 30 June 2025 (2024: $247.8 million; 2023: Nil) and included in Note 7.

(b)	Net movement in inventories relating to net realisable value adjustments

The value of work in progress and finished goods inventories carried at net realisable value as at 30 June 2025 was $33.7 million (2024: $62.5 million). Net inventory write downs of $4.2 million were recognised in profit or loss for the year ended 30 June 2025 (2024: $10.4 million; 2023: Nil).